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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                               SEPTEMBER 26, 1997
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                Date of Report (Date of earliest event reported)



                        CYPRESS SEMICONDUCTOR CORPORATION
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             (Exact name of Registrant as specified in its charter)



          DELAWARE                      1-10079                  94-2885898
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(State or other jurisdiction    (Commission File Number)       (I.R.S. Employer
      of incorporation)                                      Identification No.)



                             3901 NORTH FIRST STREET
                         SAN JOSE, CALIFORNIA 95134-1599
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                    (Address of principal executive offices)



                                 (408) 943-2600
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              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS.

        The information which is set forth in the Registrant's Press Releases dated September 15, 1997 and September 22, 1997 is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  EXHIBITS

         Exhibit No.                        Description
         -----------    --------------------------------------------------------
            4.1         Indenture, dated as of September 15, 1997, by and
                        among Cypress Semiconductor Corporation and State
                        Street Bank and Trust Company of California, N.A.,
                        as trustee thereunder.

            4.2         Registration Rights Agreement, dated as of September 15,
                        1997, by and among Cypress Semiconductor Corporation, and Deutsche Morgan Grenfell Inc., Prudential Securities
                        Incorporated and Robertson, Stephens & Company LLC.

           99.1         Text of Press Release dated September 15, 1997.

           99.2         Text of Press Release dated September 22, 1997.







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ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

        On September 24, 1997, Cypress Semiconductor Corporation, a Delaware corporation (the "Company"), sold U.S.$175,000,000 aggregate principal amount of its 6% Convertible Subordinated Notes due 2002 (the "Notes"), of which U.S.$153,850,000 aggregate principal amount of Notes were sold in reliance upon Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and U.S.$21,150,000 aggregate principal amount of Notes were sold in reliance upon Regulation S under the Securities Act. The Notes were sold by the Company to Deutsche Morgan Grenfell Inc., Prudential Securities Incorporated and Robertson, Stephens & Company LLC (the "Initial Purchasers"), pursuant to a Purchase Agreement, dated September 18, 1997 (the "Purchase Agreement"), at a purchase price of 97.25% of the aggregate principal amount thereof, plus accrued interest, if any, from September 24, 1997. The Initial Purchasers' discount was 2.75% of the aggregate principal amount of the Notes, for an aggregate discount of U.S.$4,812,500. Under the terms of the Purchase Agreement, the Company has granted the Initial Purchasers an option exercisable for 30 days to purchase up to an aggregate of U.S.$25,000,000 additional principal amount of Notes solely to cover over-allotments, if any. The price to investors for the Notes sold in the offering was 100% of the principal amount thereof, plus accrued interest, if any, from September 24, 1997, for an aggregate offering price of U.S.$175,000,000.

        The Notes were issued pursuant to the provisions of the Indenture, dated as of September 15, 1997 (the "Indenture"), by an among the Company and State Street Bank and Trust Company of California, N.A., as trustee thereunder. The Notes will bear interest at the rate of 6% per annum until October 1, 2002. The Notes are convertible into Common Stock, $.01 par value, of the Company at any time prior to the close of business on the maturity date, unless previously redeemed or repurchased, at a conversion price of $23.625 per share (equivalent to a conversion rate of approximately 42.33 shares per $1,000 principal amount of Notes), subject to adjustment in certain circumstances. The payment of principal, premium, if any, interest, any Additional Amounts (as defined in the Indenture), and any other amounts payable on or in respect of the Notes by the Company are on a subordinated basis in accordance with the terms of the Indenture.

        The Notes and the Common Stock issuable upon conversion of the Notes have not been registered under the Securities Act, in reliance upon the exemptions afforded by Rule 144A and Regulation S under the Securities Act. Accordingly, the Notes and the Common Stock issuable upon conversion of the Notes were offered and sold in the United States, in an aggregate principal amount of U.S.$153,850,000, only to qualified institutional buyers in reliance upon Rule 144A under the Securities Act, and outside the United States to non-United States investors, in an aggregate principal amount of U.S.$21,150,000, in reliance upon Regulation S under the Securities Act.

        The Company has agreed to file, within 90 days following the last original issue date of the Notes, a shelf registration statement in respect of Common Stock issuable upon conversion of the Notes, pursuant to a Registration Rights Agreement dated as of September 15, 1997, by and among the Company and the Initial Purchasers.




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        The foregoing summary of the Notes, the Indenture and the Registration
Rights Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, all of the provisions of the Notes, the Indenture and Registration Rights Agreement, forms of which are filed as Exhibits to this Current Report on Form 8-K (included in the Indenture in the case of the form of Note).












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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CYPRESS SEMICONDUCTOR CORPORATION


Date:  September 26, 1997         By: /s/ EMMANUEL HERNANDEZ
                                      ------------------------------------
                                      Emmanuel Hernandez
                                      Chief Financial Officer, Vice President,
                                      Finance and Administration, and Secretary







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                          INDEX TO EXHIBITS FILED WITH
            THE CURRENT REPORT ON FORM 8-K DATED SEPTEMBER 26, 1997


Exhibit                              Description
-------       ----------------------------------------------------------------
  4.1         Indenture, dated as of September 15, 1997, by and among Cypress
              Semiconductor Corporation and State Street Bank and Trust Company
              of California, N.A., as trustee thereunder.

  4.2 Registration Rights Agreement, dated as of September 15, 1997, by and among Cypress Semiconductor Corporation and Deutsche Morgan
              Grenfell Inc., Prudential Securities Incorporated and Robertson,
              Stephens & Company LLC.

  99.1        Text of Press Release dated September 15, 1997.

  99.2        Text of Press Release dated September 22, 1997.







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